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Exhibit 24.1

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Ronald N. Zebeck his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Metris Companies' Retirement Plan (the "Plan"), with respect to shares of Common Stock of Metris Companies Inc. to be issued under the Plan and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.


              Signature                                    Date
              ---------                                    ----

By                                                  Dated:   December   , 1997
  -------------------------------------
    Theodore Deikel
    Chairman of the Board of Directors


By  /s/ Dudley C. Mecum                             Dated:   December 16, 1997
  -------------------------------------
    Dudley C. Mecum
    Director


By  /s/ Michael P. Sherman                          Dated:   December 16, 1997
  -------------------------------------
    Michael P. Sherman
    Director


By  /s/  Frank D. Trestman                          Dated:   December 16, 1997
  -------------------------------------
    Frank D. Trestman
    Director


By  /s/  Derek V. Smith                             Dated:   December 16, 1997
  -------------------------------------
    Derek V. Smith
    Director


By  /s/  Lee R. Anderson                            Dated:   December 16, 1997
  -------------------------------------
    Lee R. Anderson
    Director